UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 7, 2017

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA		95134
(Address of principal executive offices)		(Zip Code)

(408) 467-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On December 7, 2017, Immersion Corporation (“Immersion”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission to report that Mahesh Sundaram was terminated as Vice President, Worldwide Sales and Customer Support of Immersion. This Amendment No. 1 on Form 8-K/A to the Original Report (the “Amendment”) amends and restates Item 5.02 of the Original Report in its entirety to disclose Mr. Sundaram’s separation arrangements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 7, 2017, Immersion Corporation (“Immersion”), announced that Mahesh Sundaram was terminated as Vice President, Worldwide Sales and Customer Support.

(e)

Separation Arrangements with Mr. Sundaram

Immersion and Mr. Sundaram are parties to an Amended and Restated Retention and Ownership Change Event Agreement dated March 8, 2017 (the “Retention Agreement”). Under the Retention Agreement, Mr. Sundaram’s termination would be treated as a termination without “Cause,” and Mr. Sundaram would be entitled to receive a severance payment in the amount of 6 months’ salary and payment of COBRA premiums for 6 months provided he executes a general release and waiver of claims in favor of Immersion.

On December 27, 2017, Immersion and Mr. Sundaram entered into a separation agreement and release of claims (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Sundaram will receive a payment of approximately $174,000, representing 6 months of his base salary, and Immersion will pay Mr. Sundaram’s COBRA premiums for up to 6 months. Mr. Sundaram’s vested options will be exercisable for a 3-month period following December 7, 2017. Pursuant to the Separation Agreement, Mr. Sundaram and Immersion entered into a general release of claims and covenant not to sue.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title

10.1	Separation Agreement dated December 27, 2017 between Immersion and Mahesh Sundaram

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date: January 3, 2018	By:	/s/ Amie Peters
	Name:	Amie Peters
	Title:	General Counsel